Exhibit W

AMENDMENT NO. 1 TO JOINT FILING AGREEMENT

The undersigned each agree that the Joint Filing Agreement, dated August 15, 2011 and filed as Exhibit A to the Schedule 13D/A of Eagle Rock Energy Partners, L.P. on August 17, 2011 (the “Joint Filing Agreement”), is amended to: (i) add NGP Income Co-Investment Opportunities Fund II, L.P. (“NGP Co-Invest”) and NGP Energy Capital Management, L.L.C. (“NGP ECM”) as parties to the Joint Filing Agreement, whereby NGP Co-Invest and NGP ECM agree to be bound by the terms and conditions of the Joint Filing Agreement and (ii) remove Kenneth A. Hersh as a party to the Joint Filing Agreement, whereby Kenneth A. Hersh will no longer be bound by the terms and conditions of the Joint Filing Agreement.

Dated: September 22, 2014

MONTIERRA MINERALS & PRODUCTION, L.P. By its general partner, Montierra Management LLC

By:	/s/ Joseph A. Mills
Joseph A. Mills
Chief Executive Officer

MONTIERRA MANAGEMENT LLC

By:	/s/ Joseph A. Mills
Joseph A. Mills
Chief Executive Officer

NATURAL GAS PARTNERS VII, L.P. By its general partner, G.F.W. Energy VII, L.P. By its general partner, GFW VII, L.L.C.

By:	/s/ Kenneth A. Hersh
Kenneth A. Hersh
Authorized Member

NATURAL GAS PARTNERS VIII, L.P. By its general partner, G.F.W. Energy VIII, L.P. By its general partner, GFW VIII, L.L.C.

By:	/s/ Kenneth A. Hersh
Kenneth A. Hersh
Authorized Member

NGP INCOME MANAGEMENT L.L.C.

By:	/s/ Tony R. Weber
Tony R. Weber
President

EAGLE ROCK HOLDINGS NGP 7, LLC By its sole member, Natural Gas Partners VII, L.P. By its general partner, G.F.W. Energy VII, L.P. By its general partner, GFW VII, L.L.C.

By:	/s/ Kenneth A. Hersh
Kenneth A. Hersh
Authorized Member

EAGLE ROCK HOLDINGS NGP 8, LLC By its sole member, Natural Gas Partners VIII, L.P. By its general partner, G.F.W. Energy VIII, L.P. By its general partner, GFW VIII, L.L.C.

By:	/s/ Kenneth A. Hersh
Kenneth A. Hersh
Authorized Member

ERH NGP 7 SPV, LLC

By:	/s/ Kenneth A. Hersh
Kenneth A. Hersh
Chief Executive Officer & President

ERH NGP 8 SPV, LLC

By:	/s/ Kenneth A. Hersh
Kenneth A. Hersh
Chief Executive Officer & President

NGP INCOME CO-INVESTMENT OPPORTUNITIES FUND II, L.P. By its general partner, NGP Income Co-Investment II GP, L.L.C.

By:	/s/ Tony R. Weber
Tony R. Weber
President

NGP ENERGY CAPITAL MANAGEMENT, L.L.C.

By:	/s/ Kenneth A. Hersh
Kenneth A. Hersh
Chief Executive Officer

/s/ Kenneth A. Hersh
Kenneth A. Hersh